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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): March 4, 2005




                               THE BRINK'S COMPANY
             (Exact name of registrant as specified in its charter)


           Virginia                      1-9148                  54-1317776
           --------                      ------                  ----------
  (State or other jurisdiction   (Commission File Number)     (IRS Employer
       of incorporation)                                     Identification No.)

                               1801 Bayberry Court
                                 P. O. Box 18100
                             Richmond, VA 23226-8100
                            (Address and zip code of
                          principal executive offices)

       Registrant's telephone number, including area code: (804) 289-9600


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

On March 7, 2005, the Company issued a press release regarding the March 4, 2005 consummation of the acquisition of Securicor Luxembourg S.A. and Group 4 Falck Cash Services UK Limited by subsidiaries of Brink's, Incorporated. A copy of this release is being provided as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99  Press Release dated March 7, 2005 issued by The Brink's Company.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              THE BRINK'S COMPANY
                              (Registrant)


Date: March 7, 2005           By: /s/ Robert T. Ritter
                                 -----------------------------------------------
                                      Robert T. Ritter
                                      Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX


EXHIBIT                     DESCRIPTION
-------                     -----------

99              Press Release dated March 7, 2005 issued by The Brink's Company.



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